UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 4 2009

(Date of earliest event reported)

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THE CHILDREN’S INTERNET, INC.

(Exact name of registrant as specified in charter)

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NEVADA

(State or other Jurisdiction of Incorporation or Organization)

000-29611 (Commission File Number)		20-1290331 (IRS Employer Identification No.)
2377 Gold Meadow Way, SUITE 100 Gold River, CA 95670 (Address of Principal Executive Offices and zip code)

(916)631-1987

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of The Children’s Internet, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01  Amendment to Changes in Registrant’s Certifying Account

On May 5, 2009, The Children’s Internet, Inc. (the “Company”) filed its 8-K pursuant to Item 4.01 of Regulation S-K. The Company is filing this 8-K to amend, in part, its 8-K filed on May 5, 2009, to include, the following information:

Item 4.01 (a)

The Company’s principal accountant’s report during the two fiscal years ending December 31, 2007 and December 31, 2006, as described pursuant to Item 304(a)(ii) of Regulation S-K, did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for a qualifying opinion as to the Company’s ability to continue as a going concern. As discussed in Note 1 to the Company’s financial statements ending December 31, 2007, the Company had incurred a net loss of $5,316,374 and had negative cash flow from operations of 1,628,210. In addition, the Company had an accumulated deficit of $2,920,340 and a stockholders’ deficient of $5,316,374 at December 31, 2007. These factors, among others, as discussed in Note 1 to the financial statements, raised substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

On April 13, 2009, the Company’s Board of Directors voted unanimously to change accountants following receipt of the March 4, 2009, termination letter by the Company’s then accounting firm Hunter & Renfro. For a copy of this letter see Exhibit 16.3 to the Company’s 8-K filed on May 5, 2009.

During the Company’s fiscal years ending December 31, 2007 and December 31, 2008, and as described pursuant to Item 304(a)(1)(iv) of Regulation S-K, there were no disagreements between the Company and the Company’s former accountants during these two most recent fiscal years and through the subsequent interim period (May 5, 2009), other than the minor matters detailed in the Company’s 8-K filed May 5, 2009. The Company’s former accountants have by letter dated May 8, 2009, disagreed with how the Company characterized these disagreements. See Exhibit 16.1 attached hereto for a copy of this letter.

Given that the Company believes these disagreements are not material, the Company does not wish to comment further and the Company’s Board of Directors has not discussed these matters with the Company’s former auditors. The Company has never had an audit or similar committee. The Company has authorized the former accountants to respond fully to the inquiries of its successor accountant concerning these matters.

Item 4.01 (b)

The Company is a smaller reporting company and is not subject to the reporting matters as described pursuant to Item 304(a)(1)(v) of Regulation S-K.

Pursuant to Item 304(a)(2), the Company discussed all matters with its new accountants relating to this Item and the new accountants reviewed and signed off on the Company’s 8-K prior to its filing on May 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Children’s Internet, Inc.

Date: May 18, 2009	By:	/s/ RICHARD J. LEWIS III
Richard J. Lewis III, Chief Executive Officer